Exhibit 10.1


                                                                  Execution Copy


                      FIRST AMENDMENT TO CREDIT AGREEMENT

            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of March 5, 2001, is by and between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation (the "Borrower"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), as agent for the Lenders (in such capacity, together with any successor agents appointed hereunder, the "Agent").

                                            RECITALS

     A. The Borrower and U.S. Bank National Association, in its capacities as a Lender and as Agent, entered into a Credit Agreement dated as of September 29, 2000 (the "Credit Agreement");

     B. Contemporaneously with this Amendment, U.S. Bank National Association, in its capacities as a Lender and as Agent, and Residential Funding Corporation, a Delaware corporation ("RFC"), have entered into an Assignment Agreement pursuant to which U.S. Bank National Association, in its capacity as a Lender, intends to sell and assign to RFC certain rights, obligations and commitments under the Credit Agreement and under which RFC will become a Lender under the Credit Agreement; and

     C. The Borrower desires to amend certain provisions of the Credit Agreement, and the Lender and Agent have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

                                           AGREEMENT

            NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

     Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

     Section 2. Amendments.

          2.1 The Credit Agreement is hereby amended by amending the definitions of "Guarantor," "Interest Coverage Ratio" and "Swingline Facility Amount" contained in Section 1.01 of the Credit Agreement to read in their entirety as follows:

            "Guarantor":  Matrix Capital Bank, a federal savings bank.

          "Interest Coverage Ratio": for any period of twelve consecutive calendar months, the ratio of (a) EBITDA to (b) Interest Expense, in each case determined for said period in accordance with GAAP.

          "Swingline Facility Amount": $48,000,000.

          2.2 The Credit Agreement is hereby amended by deleting the definition of "Adjusted Leverage Ratio" contained in Section 1.01 and adding the following definition of "Leverage Ratio" to Section 1.01 in the appropriate alphabetical order:

          "Leverage Ratio": on any date of determination, the ratio of (a) Total Indebtedness to (b) Net Worth.

          2.3 The Credit Agreement is hereby amended by adding the definition of "Parent" to Section 1.01 in the appropriate alphabetical order as follows:

          "Parent": Matrix Bancorp, Inc., a Colorado corporation.

          2.4 Section 2.01(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (h) Commitment Fees. The Company shall pay to the Agent for the account of each Lender commitment fees ("Commitment Fees") in an amount equal to one-tenth of one percent (0.10%) per annum of such Lender's Warehousing Commitment Amount, payable quarterly in arrears.

          2.5 Section 4.01(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (a) as soon as available and in any event within 30 days after the end of each calendar month, a copy of the unaudited financial statements of the Company as at the end of such month, consisting of at least a balance sheet and the related statements of income, shareholders' equity and cash flow of the Company for such month and from the beginning of the then current fiscal year of the Company to the end of such month, setting forth in each case in comparative form the figures for the corresponding date or period of the previous fiscal year, all in reasonable detail, and certified by the chief financial officer of the Company as being complete and correct in all material respects and fairly presenting the Company's financial condition and results of operations, subject to changes resulting from normal year-end adjustments;

          2.6 Section 4.01(c)(ii) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (iii) a properly completed Compliance Certificate as of the end of such calendar month;

          2.7 Section 4.03 of the Credit Agreement is hereby amended by deleting the reference to "Section 2.02(a)(iv)" in the eighteenth line thereof and substituting the text "Section 2.02(a)(iii)" therefor.

          2.8 Section 4.09(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (f) Liens on assets of the Company to secure Indebtedness permitted pursuant to Sections 4.08(a)(iii)-(v).

          2.9 Section 4.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

          4.15 Leverage Ratio. The Company will not permit the Leverage Ratio at any time to be greater than 10 to 1 at any time.

          2.10 Section 4.16 of the Credit Agreement is hereby amended in its entirety to read as follows:

          4.16 Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio, for the twelve consecutive calendar months ending on the last day of any calendar month, to be less than 1.30 to 1.00.

          2.11 Section 6.01(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (e) Any creditor or representative of any creditor of the Company, the Parent, or the Guarantor shall become entitled to declare any Indebtedness in the amount of $250,000 or more owing on any bond, debenture, note or other evidence of Indebtedness for borrowed money to be due and payable prior to its expressed maturity, whether or not such Indebtedness is actually declared to be immediately due and payable, or any such Indebtedness becomes due and payable prior to its expressed maturity by reason of any default by the Company, the Parent or the Guarantor in the performance or observance of any obligation or condition and such default shall not have been effectively waived or shall not have been cured within any grace period allowed therefor or any such Indebtedness shall have become due by its terms and shall not have been promptly paid or extended;

          2.12 Section 8.06 of the Credit Agreement is hereby amended to add the following text at the end of Section 8.06:

      Notwithstanding the foregoing, nothing contained in this Agreement shall in any manner or to any extent affect the right of any Lender to assign, pledge or participate the Note and its right to receive and retain payments on the Note in connection with any arrangement maintained by the Lender to fund credit facilities provided by the Lender, provided the Lender remains primarily and directly liable to perform all of its obligations under this Agreement.

     Section 3. Schedule 1.01(a). Schedule 1.01(a) to the Credit Agreement is hereby amended in its entirety to read as set forth in Schedule 1.01(a) attached to this Amendment, which is made a part of the Credit Agreement as Schedule 1.01(a) thereto.

     Section 4. Exhibit D. Exhibit D to the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit A to this Amendment, which is made a part of the Credit Agreement as Exhibit D thereto.

     Section 5. Exhibit F. Exhibit F to the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit B to this Amendment, which is made a part of the Credit Agreement as Exhibit F thereto.

     Section 6. Exhibit H. Exhibit H to the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit C to this Amendment, which is made a part of the Credit Agreement as Exhibit H thereto.

     Section 7. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective provided the Agent shall have received at least five (5) counterparts of this Amendment, duly executed by the Company and all of the Lenders, and the Agent shall have received the following, each duly executed or certified:

     7.1 This Amendment, duly executed by the Borrower.

          7.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated September 29, 2000, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

          7.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

          7.4 The Guaranty, duly executed by the Guarantor.

          7.5 The Amended and Restated Swingline Note, duly executed by the Borrower.

          7.6 A written opinion, addressed to the Lenders, dated the date hereof and in a form satisfactory to the Agent, concerning the authorization, execution, delivery, performance and enforceability of the Amendment Documents executed by the Borrower and the Guaranty by the Guarantor.

          7.7 The Borrower shall have satisfied such other conditions as specified by the Agent and the Lenders, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

Upon the effectiveness of this Amendment, the Agent, on behalf of the Lenders, shall execute and deliver to Matrix Bancorp, Inc. a Release in the form of Exhibit D hereto.

          Section 8. Representations, Warranties, Authority, No Adverse Claim.

          8.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Agent and the Lenders.

          8.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent on behalf of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent.

          8.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Agent or the Lenders with respect to the Obligations or the Borrower's obligations under the Credit Agreement as amended by this Amendment.

          Section 9. Affirmation of Credit Agreement, Further References. The Agent, the Lenders, and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. All of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

          Section 10. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

          Section 11. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

     Section 12. Successors. The Amendment Documents shall be binding upon the Borrower, the Lenders, and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders, and the Agent and the successors and assigns of the Lenders and the Agent.

     Section 13. Legal Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     Section 14. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

     Section 15. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

     Section 16. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.



          [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                    MATRIX FINANCIAL SERVICES CORPORATION


                                       By
                                           /s/ Anthony J. Buczkowski
                                          Anthony J. Buczkowski
                                          Its Executive Vice President

                                    Address for Notices:
                                    2133 West Peoria
                                    Phoenix, Arizona  85029-4928
                                    Attention:  George R. Bender, President
                                    Telecopier Number:  (602) 749-2200

                                    U.S. BANK NATIONAL ASSOCIATION


                                    By /s/ Randy S. Baker
                                          Randy S. Baker
                                          Its  Vice President


                                    Address for Notices:
                                    918 17th Street
                                    Denver, Colorado  80202
                                    Attention:  Mark Bagley
                                    Telecopier Number:   (303) 585-4246